UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2023

WISA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15268 NW Greenbrier Pkwy Beaverton, OR	97006
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on each of March 27, 2023 and April 7, 2023, WiSA Technologies, Inc., a Delaware corporation (the “Company”) entered into a securities purchase agreement with various purchasers (collectively, the “Purchasers”), pursuant to which the Company agreed to sell to the Purchasers, and the Purchasers agreed to purchase from the Company, securities of the Company in a registered direct offering and concurrent private placement (such agreements, each, a “Securities Purchase Agreement”). Pursuant to each Securities Purchase Agreement, for a period of six months from the closing date of the relevant offering, the Company agreed not to issue certain securities if the issuance would consititute a Variable Rate Transaction (as such term is defined in each Securities Purchase Agreement).

On September 1, 2023, the Company entered into a waiver agreement (the “Waiver Agreement”) with the Purchasers, whereby the Purchasers agreed to waive the prohibition on Variable Rate Transactions set forth in each Securities Purchase Agreement. In consideration therefor, the Company granted to the Purchasers the right to participate in any subsequent financings of the Company occurring on or prior to September 1, 2024, up to an an amount equal to 90%, in aggregate, of the total dollar value raised in any such financing, on the same terms and conditions provided to other investors.

The foregoing description does not purport to be a complete description of the Waiver Agreement, and is qualified in its entirety by reference to the full text of such Waiver Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein in its entirety by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Waiver Agreement
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2023	WISA TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer